                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 23, 2001


     AMERICAN EXPRESS                        AMERICAN EXPRESS RECEIVABLES
      CENTURION BANK                           FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of

                  American Express Credit Account Master Trust


           Utah                 11-2869526        333-91473                 Delaware              13-3854638          333-91473

     (State or Other         (I.R.S. Employer    (Commission            (State or Other        (I.R.S. Employer      (Commission
     Jurisdiction of          Identification     File Number)           Jurisdiction of         Identification      File Number)
     Incorporation or             Number)                               Incorporation or            Number)
      Organization)                                                      Organization)

                   6985 Union Park Center                                               World Financial Center
                     Midvale, Utah 84047                                                    200 Vesey Street
                       (801) 565-5000                                                   New York, New York 10285
                                                                                            (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                         N/A                                                                      N/A

(Former Name or Former Address, if Changed Since Last Report)         (Former Name or Former Address, if Changed Since Last Report)


INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On February 23, 2001, American Express Credit Account
                  Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2001-1 Supplement, dated as of February 23, 2001.

                  On February 23, 2001, American Express Credit Account Master Trust issued its $618,750,000 Class A Floating Rate Asset Backed Certificates, Series 2001-1 and $60,000,000 Class B Floating Rate Asset Backed Certificates, Series 2001-1 (the "Series 2001-1 Certificates"). The Series Supplement is attached hereto as Exhibit 4.1.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2001-1 Supplement, dated as of February 23, 2001, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Centurion Bank,
                                    on behalf of the American Express
                                    Credit Account Master Trust

                                       By:   /s/ Maureen A. Ryan
                                           ----------------------------------
                                       Name:     Maureen A. Ryan
                                       Title:    Assistant Treasurer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Receivables Financing
                                      Corporation II
                                    on behalf of the American Express Credit
                                    Account Master Trust


                                        By:       /s/ Leslie R. Scharfstein
                                             ----------------------------------
                                            Name:     Leslie R. Scharfstein
                                            Title:    President

                                  EXHIBIT INDEX
                                  -------------

Exhibit             Description
-------             -----------

Exhibit 4.1 Series 2001-1 Supplement, dated as of February 23, 2001, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.

                                       5